UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of report (Date of earliest event reported)             February 21, 2008

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24620	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS                   75038
(Address of Principal Executive Offices)                                                      (Zip Code)

Registrant’s telephone number, including area code:                       (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        /  /   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       /  /     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       /  /     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       /  /     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 21, 2008, the Board of Directors of Darling International Inc., a Delaware corporation (the “Company”), approved a form of Indemnification Agreement and resolved for the Company to enter into such form of Indemnification Agreement with each of the Company’s directors, executive officers and certain other members of management.  The Indemnification Agreement provides specific contractual assurance of the Company’s obligations contained in its Certificate of Incorporation and Bylaws to indemnify such individuals to the fullest extent permitted by law and to advance expenses in connection therewith.  The Indemnification Agreement requires the Company, among other things, (i) to indemnify each individual against expenses (including attorneys’ fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of the individual’s status or service as a director or officer provided that such individual acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding had no reasonable cause to believe that his/her conduct was unlawful, and (ii) to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which he/she may be entitled to indemnification by the Company.

The summary set forth above is not intended to be complete and is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement attached hereto as Exhibit 10.1.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Company’s recent listing of its common stock on the New York Stock Exchange (the “NYSE”), on February 21, 2008, the Company’s Board of Directors adopted certain amendments to the Company’s Code of Business Conduct (the “Code”).  The amendments, among other things, bring the Code in compliance with the requirements contained in the NYSE’s Listed Company Manual.  A copy of the amended and restated Code is attached hereto as Exhibit 14.  In addition, a copy of the Code can be found on the Company’s website at http://www.darlingii.com/investors/governance.asp.

Item 9.01.	Financial Statements and Exhibits.
(d)           Exhibits.

10.1	Form of Indemnification Agreement between Darling International Inc. and its directors and executive officers.

14	Darling International Inc. Code of Business Conduct (as amended and restated February 21, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DARLING INTERNATIONAL INC.

                Date:  February 25, 2008                                                                           By:__/s/   John O. Muse______________
                  John O. Muse
                      Executive Vice President,
                      Finance and Administration

EXHIBIT LIST

10.1	Form of Indemnification Agreement between Darling International Inc. and its directors and executive officers.

14	Darling International Inc. Code of Business Conduct (as amended and restated February 21, 2008).